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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Yurie Systems, Inc. on Form S-8 of our report dated November 7, 1996, appearing in Registration Statement No. 333-15759 of Yurie Systems, Inc.

/s/ Deloitte & Touche L.L.P.
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Deloitte & Touche L.L.P.
Washington, D.C.
February 14, 1996